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                                                                   EXHIBIT 10.15




                      ASSIGNMENT AND ASSUMPTION AGREEMENT


THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of the 1st day of February 1996 by and between ERNEST A. BATES, M.D., an individual ("Assignor") and GKF FINANCING, LLC, a California limited liability Company ("Assignee").

       RECITALS:

            A    Assignor desires to Assign to Assignee that contract between
NME Hospitals, Inc., a Delaware corporation, dba USC University Hospital dated April 6, 1994, a full copy of which is attached here as Exhibit A (the "Contract").

       AGREEMENT:

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

       1. ASSIGNMENT. Assignor hereby grants, conveys, transfers and assigns to Assignee, its successors and assigns, all of Assignor's rights, title and interest under, in and to the Contract:

       2. ASSUMPTION OF LIABILITIES. Assignee hereby accepts the grant, conveyance, transfer and assignment by Assignor to Assignee, its successors and assigns, of all of Assignor's rights, title and interest under, in and to the Contract, and hereby assumes and agrees to perform and discharge all of Assignor's executory obligations arising under the Contract (the "Assumed Contract Liabilities").

       3. NO ASSUMPTION OF OTHER LIABILITIES. Except for the Assumed Contract Liabilities identified in Section 2. Assignee does not assume, and shall not in any manner become responsible or liable for, and Assignor shall retain, pay, discharge and perform in full, all other debts, obligations or liabilities of Assignor, whether known or unknown, fixed, contingent or otherwise.

       4.     MISCELLANEOUS PROVISIONS.

              4.1 FURTHER ASSURANCES. Assignor and Assignee agree, at the other party's request, whether on or after the date hereof, and without further consideration, that each shall execute and deliver any and all further instruments and documents, and take such further actions, as the other party may reasonably request or as may reasonably be required in order more effectively to vest in Assignee all of Assignor's rights, title and interest under, in and to the Contract and to evidence Assignee's assumption of the Assumed Contract Liabilities, or to otherwise carry out the provisions of this Agreement.

              4.2 BINDING EFFECT. All of the terms, provisions and conditions of this Agreement shall be binding on, and shall inure to and be enforceable by, the parties hereto and their respective successors and assigns.
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          4.3  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of California.

IN TESTIMONY WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        ERNEST A. BATES, M.D.


                                        By:  /s/ ERNEST A. BATES, M.D.
                                            ------------------------------
                                             Ernest A. Bates

                                        Title: (an Individual)
                                               ---------------------------
                                                     ("Assignor")


                                        GK FINANCING, LLC


                                        By:  /s/ C.K.TAGAWA
                                            ------------------------------
                                             Craig K. Tagawa

                                        Title: Chief Executive Officer
                                               ---------------------------
                                                     ("Assignee")